Allstate Life Insurance Company of New York
              Allstate Life of New York Variable Annuity Account II

Supplement to:             Allstate Variable Annuity 3
                           Prospectus Dated June 18, 2001

This supplement announces that the 6 and 12 month dollar cost averaging options, described on page 18 of your prospectus, are now available. Also, the Basic Dollar Cost Averaging Option, described in page 19, is being discontinued, although we may offer the Basic Dollar Cost Averaging Option in the future. Please keep this supplement for future reference together with your prospectus.

On page 18 of your prospectus, the first two paragraphs under the heading "Investment Alternatives" are deleted and replaced with the following:

         You may allocate all or a portion of your purchase payments to the Fixed Account Options. We also currently offer the 6 and 12 month dollar cost averaging options described below. The Basic Dollar Cost Averaging Option is currently not available, but we may offer it in the future. Please consult with your Morgan Stanley Financial Advisor for current information.

         The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets in the Fixed Accounts subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.

The following sentence is inserted as the first sentence under the section "Basic Dollar Cost Averaging Option":

         The Basic Dollar Cost Averaging Option is closed to new purchase payments, including automatic additions. In the future, we may offer the Basic Dollar Cost Averaging Option.

The first sentence under the section "6 and 12 Month Dollar Cost Averaging Options," which notes that these options may be available in the future, is deleted.

Finally, the following sentence is added to the end of the second paragraph under the section "6 and 12 Month Dollar Cost Averaging Options:

         For each purchase payment, the first transfer from the Six or Twelve Month Dollar Cost Averaging Fixed Account will begin within 30 days after the date we receive the payment. If we do not receive an allocation instruction from you within 30 days of when we receive payment, the purchase payment plus associated interest will be transferred to the Money Market Variable Sub-Account in equal monthly installments within the selected transfer period until we receive a different allocation instruction.

For current interest rate information, please contact your Morgan Stanley Financial Advisor or Allstate New York at 1-800-256-9392.



December 10, 2001